Glenbrook Life and Annuity Company
                  Glenbrook Life Multi-Manager Variable Account
              Glenbrook Life and Annuity Company Separate Account A

                       Supplement, dated October 15, 2003
                                     to the
                          Prospectii, dated May 1, 2003
                for the Allstate Provider Variable Annuity Series
              and the AIM Lifetime America Variable Annuity Series


This supplement amends the above-referenced prospectii for the Allstate Provider Variable Annuity Series and the AIM Lifetime America Variable Annuity Series of contracts ("Contracts") issued by Glenbrook Life and Annuity Company. Please keep this supplement for future reference together with your prospectus.

Effective January 1, 2004, the Income Benefit Rider will no longer be offered. If you add an Income Benefit Rider to your Contract prior to January 1, 2004, your Rider will not be affected. All references in the prospectus to the Income Benefit Rider are updated accordingly.